                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 11, 2000
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             COSTILLA ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    0-21411                75-2658940
--------------------------------------------------------------------------------
(State or other                   (Commission            (IRS Employer
 jurisdiction)                    File Number)         Identification No.)


                         400 West Illinois, Suite 1000
                              Midland, Texas 79701
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (915) 683-3902
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On February 11, 2000, Costilla Energy, Inc. (the "Company") filed a proposed Plan of Reorganization (the "Plan") in its bankruptcy proceeding styled In re: Costilla Energy, Inc., Case No. 99-70653 in the United States Bankruptcy Court for the Western District of Texas, Midland Division. The Plan, which is subject to the approval of the Bankruptcy Court, sets forth the means for addressing claims against and interest in the Company. The following is a brief summary of the treatment of certain types of claims under the Plan.

     Under the proposed Plan, the Company's existing common and preferred stock will be canceled and the holders thereof will not receive any distributions. Holders of the Company's 10 1/4% Senior Notes due 2006, together with the other unsecured creditors, will receive New Common Stock representing 100% ownership of the reorganized company. The Company's bank credit facility will be treated as a secured claim which may be satisfied by either refinancing provided by other parties or restructuring with the existing bank group. Any allowed claim related to the Company's commodity hedging contracts will be treated as a secured claim that may also be satisfied either by refinancing or a restructuring.

     Consummation of the Plan will require approval of the U.S. Bankruptcy Court. There are no assurances that the Plan will be approved or when the effective date of a plan will be set. The Company intends to file a disclosure statement relating to the Plan on or before February 29, 2000.

     The Company issued a press release regarding the foregoing on February 11, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release issued February 11, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COSTILLA ENERGY, INC.



Dated:  February 14, 2000         By:  /s/ Bobby W. Page
      -------------------              ------------------
                                       Bobby W. Page, Senior Vice President and
                                       Chief Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
 99.1                  Press Release issued February 11, 2000